UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 24, 2015

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2015, Lipocine Inc. (the “Company” or “Lipocine”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. and Ladenburg Thalmann & Co. Inc., as representatives of the underwriters identified therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 4,650,000 shares of common stock, $0.0001 par value per share, at a public offering price of $6.50 per share (the “Offering”). Under the terms of the Underwriting Agreement, Lipocine granted the Underwriters a 30-day option to purchase up to an additional 697,500 shares of common stock solely to cover over-allotments, if any. Lipocine expects to receive approximately $28.2 million in net proceeds from the Offering (excluding the over-allotment option), after deducting underwriting discounts and commissions and estimated offering expenses. The shares are being offered and sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-199093), which was declared effective by the Securities Exchange Commission (the “SEC”) on October 14, 2014, and the base prospectus included therein, as amended and supplemented by the preliminary prospectus supplement filed with the SEC on April 23, 2015, and the final prospectus supplement which will be filed with the SEC. The Offering is expected to close on or about April 29, 2015, subject to satisfaction of customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached to this report as Exhibit 1.1 and which is incorporated by reference into the Registration Statement

Item 8.01	Other Events.

In connection with the Offering, Lipocine is filing a legal opinion and consent as Exhibit 5.1 and Exhibit 23.1 to this report, which are incorporated by reference into the Registration Statement. In addition, on April 24, 2015, Lipocine issued a press release announcing that it had priced the Offering, which press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated as of April 24, 2015, by and between Lipocine Inc. and Canaccord Genuity Inc. and Ladenburg Thalmann & Co. Inc.

5.1*	Opinion of Dorsey & Whitney LLP regarding the legality of the shares offered.

23.1*	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

99.1**	Press Release dated April 24, 2015.

* Filed herewith

** Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	April 24, 2015	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1*	Underwriting Agreement, dated as of April 24, 2015, by and between Lipocine Inc. and Canaccord Genuity Inc. and Ladenburg Thalmann & Co. Inc.

5.1*	Opinion of Dorsey & Whitney LLP regarding the legality of the shares offered.

23.1*	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

99.1**	Press Release dated April 24, 2015.

* Filed herewith

** Furnished herewith